UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2006

Date of Report (Date of earliest event reported)

BIOLASE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4 Cromwell

Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 361-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 9, 2006, BIOLASE Technology, Inc. (“Biolase” or the “Company”), issued a press release announcing its financial results for the first quarter ended March 31, 2006. A copy of this press release was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed May 9, 2006 with the Securities and Exchange Commission. Also on May 9, 2006, Biolase held a conference call to discuss its financial results for the quarter, a transcript of which is incorporated herein by reference and attached hereto as Exhibit 99.1

This Current Report on Form 8-K and the information contained in the transcript shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K and the transcript is not incorporated by reference into any filings of Biolase, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing, unless explicitly incorporated by specific reference into such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Transcript of earnings release conference call discussing the financial results of Biolase Technology, Inc. for the quarter ended March 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLASE TECHNOLOGY, INC.

Date: May 15, 2006	By:	/s/ Richard L. Harrison
Richard L. Harrison Executive Vice President, Chief Financial Officer & Secretary